UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-06600

DWS Value Builder Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

One South Street

Baltimore, MD 21202

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	3/31

Date of reporting period:	9/30/07

ITEM 1.           REPORT TO STOCKHOLDERS

SEPTEMBER 30, 2007

Semiannual Report
to Shareholders

DWS Value Builder Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Investment Management Agreement Approval

click here Summary of Management Fee Evaluation by Independent Fee Consultant

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. This fund is subject to stock market risk. Additionally, it invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond Investments are subject to interest rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the fund, can decline and the investor can lose principal value. Moreover, although asset allocation among different asset classes generally limits risk and exposure to any one class, the risk remains that the investment advisor may favor an asset class that performs poorly relative to the other asset classes. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary September 30, 2007

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectuses dated August 1, 2007 are 1.22%, 2.10%, 1.98% and .88% for Class A, Class B, Class C and Institutional Class shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the year ended September 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class C shares prior to its inception on April 8, 1998 are derived from the historical performance of Class A shares of DWS Value Builder Fund and have been adjusted to reflect the higher gross total annual operating expenses of Class C. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 9/30/07
DWS Value Builder Fund	6-Months‡	1-Year	3-Year	5-Year	10-Year
Class A	.06%	8.17%	7.40%	11.27%	6.14%
Class B	-.44%	7.12%	6.52%	10.40%	5.32%
Class C	-.31%	7.34%	6.59%	10.44%	5.36%
Institutional Class	.27%	8.54%	7.70%	11.56%	6.41%
S&P 500® Index+	8.44%	16.44%	13.14%	15.45%	6.57%
Blended Index++	6.18%	12.00%	9.29%	10.76%	6.43%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Value Builder Fund — Class A [] S&P 500 Index+ [] Blended Index++

Yearly periods ended September 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 9/30/07
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,195	$11,675	$16,075	$17,097
	Average annual total return	1.95%	5.30%	9.96%	5.51%
Class B	Growth of $10,000	$10,454	$11,900	$16,298	$16,791
	Average annual total return	4.54%	5.97%	10.26%	5.32%
Class C	Growth of $10,000	$10,734	$12,112	$16,431	$16,863
	Average annual total return	7.34%	6.59%	10.44%	5.36%
S&P 500 Index+	Growth of $10,000	$11,644	$14,481	$20,513	$18,896
	Average annual total return	16.44%	13.14%	15.45%	6.57%
Blended Index++	Growth of $10,000	$11,200	$13,054	$16,666	$18,655
	Average annual total return	12.00%	9.29%	10.76%	6.43%

The growth of $10,000 is cumulative.

Growth of an Assumed $1,000,000 Investment
[] DWS Value Builder Fund — Institutional Class [] S&P 500 Index+ [] Blended Index++

Yearly periods ended September 30
Comparative Results as of 9/30/07
DWS Value Builder Fund		1-Year	3-Year	5-Year	10-Year
Institutional Class	Growth of $1,000,000	$1,085,400	$1,249,200	$1,728,300	$1,861,400
	Average annual total return	8.54%	7.70%	11.56%	6.41%
S&P 500 Index+	Growth of $1,000,000	$1,164,400	$1,448,100	$2,051,300	$1,889,600
	Average annual total return	16.44%	13.14%	15.45%	6.57%
Blended Index++	Growth of $1,000,000	$1,120,000	$1,305,400	$1,666,600	$1,865,500
	Average annual total return	12.00%	9.29%	10.76%	6.43%

The growth of $1,000,000 is cumulative.

The minimum investment for Institutional Class shares is $1,000,000.

+ The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
++ The Blended Index is calculated using the performance of three unmanaged indices representative of stocks (S&P 500 Index), bonds (Lehman Brothers Intermediate US Government/Credit Index) and cash (Merrill Lynch 3-month US Treasury Bill Index) weighted by their corresponding proportion of the Fund's neutral position (stocks: 60%; bonds: 35%; cash: 5%). These results are summed to produce the aggregate benchmark. The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 9/30/07	$ 20.36	$ 20.35	$ 20.39	$ 20.62
3/31/07	$ 23.34	$ 23.34	$ 23.37	$ 23.59
Distribution Information: Six Months as of 9/30/07: Income Dividends	$ .20	$ .11	$ .12	$ .24
Capital Gain Distributions	$ 2.93	$ 2.93	$ 2.93	$ 2.93
Class A Lipper Rankings — Mixed-Asset Target Allocation Growth Funds Category as of 9/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	602	of	627	96
3-Year	496	of	523	95
5-Year	245	of	397	62
10-Year	100	of	201	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (April 1, 2007 to September 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended September 30, 2007
Actual Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,000.60	$ 995.60	$ 996.90	$ 1,002.70
Expenses Paid per $1,000*	$ 6.30	$ 10.83	$ 10.03	$ 4.51
Hypothetical 5% Fund Return	Class A	Class B	Class C	Institutional Class
Beginning Account Value 4/1/07	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 9/30/07	$ 1,018.70	$ 1,014.15	$ 1,014.95	$ 1,020.50
Expenses Paid per $1,000*	$ 6.36	$ 10.93	$ 10.13	$ 4.55
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 366.
Annualized Expense Ratios	Class A	Class B	Class C	Institutional Class
DWS Value Builder Fund	1.26%	2.17%	2.01%	0.90%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Portfolio Manager Hobart Buppert addresses the recent market backdrop, fund performance, and the management team's strategy during the six-month period ended September 30, 2007.

The views expressed in the following discussion reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Q: How did the US stock market perform during the semiannual period?

A: Although the headline event of the past six months was the sharp stock market sell-off of July and August, US equities finished the semiannual period with a solid gain. Through the first half of the period, stock prices were supported by a continued environment of steady economic growth, better-than-expected corporate earnings, and the ongoing strength in merger and acquisition activity. The rally was halted abruptly in mid-July due to concerns about how a soft housing market and rising defaults in the subprime mortgage segment would affect the broader economy. As has been the case through the long bull market in US equities, however, the market quickly recovered most of its lost ground as investors regained their appetite for risk in late August and September. Value stocks underperformed growth stocks during the period, due in part to the poor relative performance of the financials sector.

Q: How did the bond market perform?

A: Corporate bonds, the area of the market in which the fund's fixed-income segment is invested, performed well during the relatively stable environment that characterized the first half of the period. However, the subsequent rise in investors' risk aversion during the second half prompted a flight into Treasuries from all other sectors of the bond market. While bonds with lower credit ratings generally suffered the worst hit to performance, even higher-grade securities were swept up in the ensuing panic.1 The result was a short-term performance shortfall for this segment of the fund, but as we will discuss in greater detail below, we viewed this as an opportunity rather than a cause for concern.

Q: How did the fund perform?

A: The Class A shares of DWS Value Builder Fund gained 0.06% during the six-month period ended September 30, 2007. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 7 for the performance of other share classes and more complete performance information).

The fund underperformed the 6.18% return of its blended benchmark, which is a weighted combination of three unmanaged indices consisting of 60% Standard & Poor's 500® (S&P 500) Index, 35% Lehman Brothers Intermediate Government / Credit Index, and 5% Merrill Lynch 3-month US Treasury Bill Index.2 It also lagged the 8.44% return of the S&P 500 Index, which — unlike the fund — is invested entirely in equities. The fund trailed the 6.51% average return of the 663 funds in its Lipper Mixed-Asset Target Allocation Growth Funds peer group.3

1 Ratings designate credit quality, which is a measure of a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations such as AAA, AA, and so forth. The lower the rating, the higher the probability of default.
2 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.
The Lehman Brothers Intermediate US Government/Credit Index is an unmanaged index comprising intermediate- and long-term government and investment-grade corporate debt securities. The unmanaged Merrill Lynch 3-month US Treasury Bill Index is representative of the 3-month Treasury market.
Index returns assume reinvestment of dividends and, unlike fund returns, do not include fees or expenses. It is not possible to invest directly into an index.
3 The Lipper Mixed-Asset Target Allocation Growth Funds category is comprised of funds that by portfolio practice, maintain a mix of between 60%-80% equity securities, with the remainder invested in bonds, cash, and cash equivalents. Category returns assume reinvestment of all distributions. It is not possible to invest directly into a Lipper category.

How is the fund managed?

"In the equity portion of the portfolio, we focus on individual stock selection rather than trying to predict the direction of the economy, the performance of particular sectors, or the market as a whole. We look for stocks that have fallen out of favor and whose prices do not reflect what we believe is the intrinsic value of the underlying company. We don't limit the universe of potential holdings to those traditionally considered `value stocks,' since we believe all stocks — whether considered value or growth — can become undervalued at some point. We evaluate companies based on their individual merits, seeking those that hold strong market positions, generate excess free cash flow, are run by shareholder-oriented management teams, and are trading at what we consider to be attractive prices relative to their long-term earnings growth potential. As long-term investors, we tend to remain invested in stocks for one to three years or more as long as a company continues to meet our expectations.

The fixed income portion of the portfolio is used to mitigate risk and generate dependable income for fund shareholders. We select bonds using the same bottom-up, fundamental research techniques that we use to assess equities. To reduce maturity risk, we focus on issues with maturities of one to 10 years."

Portfolio Manager Hobart Buppert

Q: Why did the fund underperform?

A: From a broad standpoint, the primary reason for the fund's underperformance was its overweight in financials and underweight in energy.4 These weights do not reflect a top-down view, but instead are the result of our bottom-up individual company research. Specifically, our research has shown a high representation of undervalued stocks in the financials sector. In energy, conversely, we are finding few stocks that meet our strict valuation criteria. Although this has contributed to underperformance during the past six months, we remain committed to our long-standing approach of only buying stocks that we believe are undervalued.

4 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.

While we are disappointed with the fund's recent performance, we recognize that there will be times when our value-oriented approach will not be in favor. During these times, we will remain true to our discipline by continuing to hold stocks that we believe are trading below their true worth. To paraphrase Warren Buffet, the stock market is a voting machine in the short term and a weighing machine in the long term. In other words, while sentiment may dominate performance in any given month, economic fundamentals ultimately determine price levels over time.

Q: What are some specific holdings that underperformed?

A: In terms of specific holdings, the leading detractors were three financial stocks: Countrywide Financial Corp., AmeriCredit Corp. and American Home Mortgage Inc. We believe the poor performance of Countrywide and AmeriCredit was largely a result of the broader environment, which was characterized by the panic selling of most securities related to the housing sector or subprime lending. Nevertheless, we remain confident in the long-term outlook for both companies. With respect to Countrywide, we believe the fact that many mortgage companies went out of business during the last three months of the period will be a positive for the company by allowing it to gain market share and expand its profit margins. We added to the fund's position in Countrywide during the period. AmeriCredit, meanwhile, was hurt by the fact that it provides auto loans to subprime borrowers. Still, the company continues to execute well — indicating that its stock price decline was likely a case of "guilt by association."

American Home Mortgage, unfortunately, was a different story. We held on to the fund's position in this lender during the early stages of the subprime crisis, believing it would remain insulated from the sector's broader issues, since the bulk of its exposure was to loans rated higher than subprime. The company ultimately lost access to its lines of credit, however, forcing it to close its doors. We sold out of the position at a loss during August.

Q: What equity positions helped performance?

A: The leading contributor to performance was International Business Machines Corp. The company continues to generate strong free cash flow, which it is using to buy back stock and in the process increase its earnings per share. A long-time fund holding, IBM has begun to gain positive recognition from the markets after several years spent trending sideways. Its shares climbed from $94.26 to $117.80 during the semiannual period, outperforming the broader market by a comfortable margin. Also making a strong contribution was First Data Corp., which in October 2006 spun off Western Union — which the fund has since sold — to create a company focused only on transaction processing. This entity was taken over at a 26% premium by a private equity firm during the period, and we realized a substantial gain from our original purchase in 1993. The third-largest contributor was a stock we have mentioned frequently in past reports, Mastercard, Inc. The stock held up relatively well during the difficult third quarter for the markets largely because its business is unlikely to be affected by the problems in subprime. Mastercard continues to exceed investor expectations for earnings growth, free cash flow, and profit margins. Believing the market is still underestimating Mastercard's earnings potential, we continue to hold the stock in the portfolio. Rounding out the list of top contributors was SLM Corp., whose shares jumped in April on a takeover bid. We elected to sell the stock, meaning that the fund was not exposed to its downturn when the deal subsequently fell apart.

The telecommunications services sector has also been a source of positive performance for the fund. We have been increasing the portfolio's weighting in this sector throughout the past year, as we have found it to be home to a number of stocks that meet our valuation criteria. While no individual holding stood out as a top contributor, a number of our telecom-related positions — including America Movil SAB de CV, NII Holdings, Inc. and SBA Communications Corp. — generated strong performance. We continue to add to the fund's weighting in this sector: as of September 30, 2007, about 9% of the portfolio was invested in telecom, compared with 4% one year ago.

Q: How did the fund's fixed income holdings affect performance?

A: Given the underperformance of corporates relative to US Treasuries, the fund's fixed-income segment, which is made up entirely of corporates, lagged the bond component of its benchmark. We believe this is a non-issue from a longer-term standpoint. First, our investments in corporates provide a substantially higher yield than government bonds. Second, we believe the sell-off in corporates was largely based on panic rather than any deterioration in fundamentals. As a result, we are very comfortable with the fund's positioning in this area. Additionally, we took advantage of market weakness to add to positions in non-investment grade bonds. We would like to point out that these holdings are by no means "junk bonds" with unwieldy debt loads. For instance, we purchased bonds issued by Anixter International, Inc., a distributor of communications products. Despite the company's BB+ credit rating (the high end of the high yield category), we were able to buy these bonds at a yield almost three percentage points above Treasuries of similar maturities — a substantial value given that the company generates enough free cash flow to pay off all of its existing debt in two to three years.

We continue to invest primarily in securities with maturities of less than ten years. We will typically hold at least 90% of the fixed income portfolio in this range, but as of September 30, 2007, this weighting stood at almost 100%. We believe this focus helps mitigate the volatility associated with maturity risk, meaning that we can focus on adding value through fundamental credit analysis.

Q: Do you have any final thoughts for fund investors?

A: We believe that financial stocks are selling at a large discount to their intrinsic value and are very inexpensive relative to other sectors of the market. While the recent months have been difficult for financial stocks, it should be noted that in similar periods of stress in 1990 and 1998, financial stocks have provided well-above-average returns. What's more, a number of the fund's financial holdings are trading at single-digit or low double-digit price-to-earnings ratios despite their strong earnings prospects for 2008 and 2009. Citigroup, Inc., for example, is a fund holding whose shares declined on the broader concerns about subprime and the financial sector in general. The result was that the fund's position in the stock weighed on performance in the short term. From a longer-term standpoint, however, we believe Citigroup is a world-class company with good management, good returns on capital, high free cash flow and an attractive dividend yield. Despite this, its price to earnings ratio is only nine to ten times 2008 estimates as of September 30, 2007 — a little over half of the price/earnings (p/e) ratio for the broader market.5 We see no logic in selling shares in such a company in response to short-term sentiment swings.

5 P/E is equal to a stock's market capitalization divided by its after-tax earnings over the most recent 12-month period.

Turning to the broader picture, we continue to believe the market as a whole is undervalued given the low yields available on US Treasuries. Stocks are often measured by what is known as the "earnings yield," or earnings divided by stock prices. This measures the theoretical "yield" stocks provide via their underlying earnings. As of September 30, the earnings yield of the US market was a little over 6% compared with the 4.58% yield offered by 10-year Treasuries. While this gap has been in place for some time, we believe it indicates that there are still values to be found in equities.

With this as the backdrop, we remain enthusiastic about the long-term prospects for the stocks and bonds we hold in the portfolio.

Portfolio Summary

Asset Allocation (As a % of Investment Portfolio)	9/30/07	3/31/07

Common Stocks	75%	75%
Corporate Bonds	20%	24%
Repurchase Agreements	5%	1%
	100%	100%
Sector Diversification (As a % of Common Stocks)	9/30/07	3/31/07

Financials	27%	26%
Health Care	22%	22%
Consumer Discretionary	12%	17%
Telecommunication Services	12%	8%
Information Technology	11%	9%
Consumer Staples	8%	7%
Energy	8%	6%
Industrials	—	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at September 30, 2007 (40.4% of Net Assets)
1. WellPoint, Inc. A health benefits company	6.9%
2. Citigroup, Inc. Provider of diversified financial services	5.2%
3. Altria Group, Inc. Parent company operating in the tobacco and food industries	3.9%
4. Kinder Morgan Management LLC Manager of business affairs for Kinder Morgan Energy Partners LP	3.9%
5. First Marblehead Corp. Provider of services for private education lending	3.9%
6. Clear Channel Communications, Inc. Provider of radio broadcasting, outdoor advertising and live entertainment	3.8%
7. International Business Machines Corp. Manufacturer of computers and provider of information processing services	3.4%
8. Coventry Health Care, Inc. Provider of managed health care services	3.3%
9. Johnson & Johnson Provider of health care products	3.2%
10. Comcast Corp. Develops, manages, and operates hybrid fiber-coaxial broadband cable communications networks	2.9%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of September 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 72.7%
Consumer Discretionary 8.9%
Media 8.5%
Clear Channel Communications, Inc.	316,986	11,867,956
Comcast Corp. "A"*	372,000	8,994,960
R.H. Donnelley Corp.*	67,129	3,760,567
Time Warner, Inc.	100,000	1,836,000
		26,459,483
Specialty Retail 0.4%
Lowe's Companies, Inc.	40,000	1,120,800
Consumer Staples 5.9%
Food & Staples Retailing 2.0%
Costco Wholesale Corp.	100,400	6,161,548
Tobacco 3.9%
Altria Group, Inc.	175,500	12,202,515
Energy 5.4%
Oil, Gas & Consumable Fuels
Kinder Morgan Management LLC*	257,855	12,054,721
Magellan Midstream Holdings LP	173,700	4,585,680
		16,640,401
Financials 19.7%
Consumer Finance 9.3%
AmeriCredit Corp.*	510,000	8,965,800
Capital One Financial Corp.	120,900	8,031,387
First Marblehead Corp.	317,200	12,031,396
		29,028,583
Diversified Financial Services 6.1%
Citigroup, Inc.	347,000	16,194,490
Moody's Corp.	52,200	2,630,880
		18,825,370
Thrifts & Mortgage Finance 4.3%
Countrywide Financial Corp.	231,000	4,391,310
Freddie Mac	149,400	8,816,094
		13,207,404
Health Care 16.0%
Health Care Providers & Services 12.7%
Coventry Health Care, Inc.*	163,100	10,146,451
Laboratory Corp. of America Holdings*	36,000	2,816,280
Omnicare, Inc.	155,000	5,135,150
WellPoint, Inc.*	270,000	21,308,400
		39,406,281
Pharmaceuticals 3.3%
Johnson & Johnson	154,000	10,117,800
Information Technology 8.0%
Computers & Peripherals 5.7%
Hewlett-Packard Co.	142,000	7,070,180
International Business Machines Corp.	90,000	10,602,000
		17,672,180
IT Services 2.3%
MasterCard, Inc. "A"	46,000	6,806,620
Redecard SA (GDR) 144A*	11,600	432,864
		7,239,484
Telecommunication Services 8.8%
Wireless Telecommunication Services
America Movil SAB de CV "L" (ADR)	74,000	4,736,000
American Tower Corp. "A"*	135,000	5,877,900
Millicom International Cellular SA*	35,000	2,936,500
NII Holdings, Inc.*	105,166	8,639,387
SBA Communications Corp. "A"*	150,000	5,292,000
		27,481,787
Total Common Stocks (Cost $116,526,611)		225,563,636
	Principal Amount ($)	Value ($)

Corporate Bonds 19.1%
Consumer Discretionary 7.8%
Blyth, Inc., 5.5%, 11/1/2013	5,110,000	4,292,400
Clear Channel Communications, Inc., 5.5%, 9/15/2014	1,000,000	785,164
Comcast Corp.:
5.5%, 3/15/2011	1,000,000	1,001,925
6.5%, 1/15/2017	650,000	670,515
EchoStar DBS Corp., 6.625%, 10/1/2014	1,000,000	1,005,000
Marriott International, Inc., 5.81%, 11/10/2015	5,700,000	5,641,683
MGM MIRAGE:
5.875%, 2/27/2014	2,000,000	1,842,500
6.625%, 7/15/2015	2,500,000	2,371,875
R.H. Donnelley Corp., 6.875%, 1/15/2013	5,900,000	5,575,500
Time Warner, Inc., 6.875%, 5/1/2012	1,000,000	1,049,281
		24,235,843
Consumer Staples 0.1%
Smithfield Foods, Inc., 7.75%, 7/1/2017	150,000	153,750
Energy 0.7%
Kinder Morgan Energy Partners LP, 7.125%, 3/15/2012	2,000,000	2,108,946
Financials 1.7%
AmeriCredit Corp., 144A, 8.5%, 7/1/2015	2,000,000	1,770,000
Capital One Financial Corp., 6.15%, 9/1/2016	250,000	243,876
GMAC LLC, 6.875%, 8/28/2012	2,000,000	1,875,968
Icahn Enterprises LP, 144A, 7.125%, 2/15/2013	1,595,000	1,519,237
		5,409,081
Health Care 1.0%
Coventry Health Care, Inc., 5.875%, 1/15/2012	500,000	502,668
HCA, Inc., 5.75%, 3/15/2014	3,000,000	2,516,250
Omnicare Inc, 6.875%, 12/15/2015	250,000	231,250
		3,250,168
Industrials 2.4%
Leucadia National Corp., 7.125%, 3/15/2017	2,190,000	2,085,975
Lilly Industries, Inc., 7.75%, 12/1/2007	1,000,000	1,003,663
Norfolk Southern Corp., 5.257%, 9/17/2014	1,367,000	1,314,632
Union Carbide Corp., 6.7%, 4/1/2009	3,000,000	3,009,114
		7,413,384
Information Technology 0.8%
Electronic Data Systems Corp., Series B, 6.5%, 8/1/2013	2,000,000	2,017,858
Hewlett-Packard Co., 5.731%**, 3/1/2012	500,000	495,584
		2,513,442
Materials 0.3%
USG Corp., 7.75%, 1/15/2018	1,000,000	1,001,550
Telecommunication Services 2.4%
American Tower Corp., 7.5%, 5/1/2012	500,000	513,750
Anixter International, Inc., 5.95%, 3/1/2015	1,975,000	1,807,125
Qwest Communications International, Inc., 7.5%, 2/15/2014	3,000,000	3,037,500
Verizon Communications, Inc., 6.46%, 4/15/2008	2,000,000	2,011,886
		7,370,261
Utilities 1.9%
MidAmerican Energy Holdings Co.:
Series D, 5.0%, 2/15/2014	1,000,000	964,075
7.63%, 10/15/2007	5,000,000	5,002,855
		5,966,930
Total Corporate Bonds (Cost $60,169,111)		59,423,355

Repurchase Agreements 5.4%
State Street Bank and Trust Co., 3.55%, dated 9/28/2007, to be repurchased at $16,720,945 on 10/1/2007 (a) (Cost $16,716,000)	16,716,000	16,716,000
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $193,411,722)+	97.2	301,702,991
Other Assets and Liabilities, Net	2.8	8,634,645
Net Assets	100.0	310,337,636
* Non-income producing security.
** Floating rate notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the US Treasury bill rate. These securities are shown at their current rate as of September 30, 2007.
+ The cost for federal income tax purposes was $193,411,722. At September 30, 2007, net unrealized appreciation for all securities based on tax cost was $108,291,269. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $114,354,130 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $6,062,861.
(a) Collateralized by $16,435,000 US Treasury Note, 4.875%, maturing on 6/30/2012 with a value of $17,051,313.

ADR: American Depository Receipts.

GDR: Global Depository Receipts

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of September 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $193,411,722)	$ 301,702,991
Cash	525
Receivable for investments sold	8,040,832
Interest receivable	1,016,829
Dividends receivable	209,688
Receivable for Fund shares sold	308,989
Other assets	52,642
Total assets	311,332,496
Liabilities
Payable for Fund shares redeemed	519,511
Accrued management fee	201,732
Other accrued expenses and payables	273,617
Total liabilities	994,860
Net assets, at value	$ 310,337,636
Net Assets Consist of
Undistributed net investment income	91,113
Net unrealized appreciation (depreciation) on investments	108,291,269
Accumulated net realized gain (loss)	44,163,227
Paid-in capital	157,792,027
Net assets, at value	$ 310,337,636
Statement of Assets and Liabilities as of September 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($252,295,635 ÷ 12,390,514 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized	$ 20.36
Maximum offering price per share (100 ÷ 94.25 of $20.36)	$ 21.60

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,366,970 ÷ 312,929 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 20.35

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($12,933,343 ÷ 634,266 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)
$ 20.39
Institutional Net Asset Value, offering and redemption price(a) per share ($38,741,688 ÷ 1,878,855 shares of capital stock outstanding, $.001 par value, unlimited number of shares authorized)	$ 20.62
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.
Statement of Operations for the six months ended September 30, 2007 (Unaudited)
Investment Income
Income: Dividends	$ 1,833,291
Interest	2,848,984
Interest — Cash Management QP Trust	451,356
Total Income	5,133,631
Expenses: Management fee	1,293,559
Administration fee	183,912
Distribution and service fees	475,272
Services to shareholders	228,568
Custodian fee	5,874
Auditing	28,088
Legal	15,173
Directors' fees and expenses	7,314
Reports to shareholders	51,686
Registration fees	28,750
Other	16,476
Total expenses before expense reductions	2,334,672
Expense reductions	(3)
Total expenses after expense reductions	2,334,669
Net investment income	2,798,962
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	44,364,312
Change in net unrealized appreciation (depreciation) on investments	(44,939,531)
Net gain (loss)	(575,219)
Net increase (decrease) in net assets resulting from operations	$ 2,223,743
Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended September 30, 2007 (Unaudited)	Year Ended March 31, 2007
Operations: Net investment income	$ 2,798,962	$ 7,230,199
Net realized gain (loss)	44,364,312	53,616,532
Change in net unrealized appreciation (depreciation)	(44,939,531)	(22,462,866)
Net increase (decrease) in net assets resulting from operations	2,223,743	38,383,865
Distributions to shareholders from: Net investment income: Class A	(2,582,556)	(5,396,420)
Class B	(38,515)	(88,768)
Class C	(74,937)	(141,052)
Institutional	(439,721)	(1,173,475)
Net realized gains: Class A	(37,391,393)	(30,614,658)
Class B	(1,073,936)	(984,163)
Class C	(1,827,226)	(1,497,456)
Institutional	(5,297,006)	(3,831,356)
Fund share transactions: Proceeds from shares sold	11,372,901	50,753,204
Reinvestment of distributions	44,285,951	40,203,699
Cost of shares redeemed	(105,526,294)	(216,982,813)
Redemption fees	223	95
Net increase (decrease) in net assets from Fund share transactions	(49,867,219)	(126,025,815)
Increase (decrease) in net assets	(96,368,766)	(131,369,298)
Net assets at beginning of period	406,706,402	538,075,700
Net assets at end of period (including undistributed net investment income of $91,113 and $427,880, respectively)	$ 310,337,636	$ 406,706,402

Financial Highlights

Class A Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.34	$ 23.79	$ 23.49	$ 23.51	$ 16.75	$ 21.87
Income (loss) from investment operations: Net investment income[b]	.17	.37	.38	.39	.37	.44
Net realized and unrealized gain (loss)	(.02)	1.65	.93	(.02)	6.80	(5.06)
Total from investment operations	.15	2.02	1.31	.37	7.17	(4.62)
Less distributions from: Net investment income	(.20)	(.35)	(.41)	(.39)	(.41)	(.50)
Net realized gains	(2.93)	(2.12)	(.60)	—	—	—
Total distributions	(3.13)	(2.47)	(1.01)	(.39)	(.41)	(.50)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 20.36	$ 23.34	$ 23.79	$ 23.49	$ 23.51	$ 16.75
Total Return (%)[c]	.06**	8.71[d]	5.66	1.57	43.22	(21.27)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	252	336	412	466	451	338
Ratio of expenses before expense reductions (%)	1.26*	1.25	1.17	1.14	1.15	1.11
Ratio of expenses after expense reductions (%)	1.26*	1.23	1.17	1.14	1.15	1.11
Ratio of net investment income (%)	1.53*	1.55	1.60	1.70	1.77	2.38
Portfolio turnover rate (%)	6**	11	19	17	13	12
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.34	$ 23.80	$ 23.50	$ 23.52	$ 16.75	$ 21.80
Income (loss) from investment operations: Net investment income[b]	.07	.18	.20	.22	.22	.29
Net realized and unrealized gain (loss)	(.02)	1.65	.93	(.03)	6.79	(5.03)
Total from investment operations	.05	1.83	1.13	.19	7.01	(4.74)
Less distributions from: Net investment income	(.11)	(.17)	(.23)	(.21)	(.24)	(.31)
Net realized gains	(2.93)	(2.12)	(.60)	—	—	—
Total distributions	(3.04)	(2.29)	(.83)	(.21)	(.24)	(.31)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 20.35	$ 23.34	$ 23.80	$ 23.50	$ 23.52	$ 16.75
Total Return (%)[c]	(.44)**	7.83[d]	4.86	.83	42.20	(21.84)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	10	16	35	60	60
Ratio of expenses before expense reductions (%)	2.17*	2.09	1.92	1.91	1.90	1.87
Ratio of expenses after expense reductions (%)	2.17*	2.04	1.92	1.91	1.90	1.87
Ratio of net investment income (%)	.62*	.74	.85	.93	1.02	1.62
Portfolio turnover rate (%)	6**	11	19	17	13	12
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.37	$ 23.81	$ 23.52	$ 23.53	$ 16.76	$ 21.82
Income (loss) from investment operations: Net investment income[b]	.09	.19	.20	.22	.21	.30
Net realized and unrealized gain (loss)	(.02)	1.66	.92	(.02)	6.80	(5.05)
Total from investment operations	.07	1.85	1.12	.20	7.01	(4.75)
Less distributions from: Net investment income	(.12)	(.17)	(.23)	(.21)	(.24)	(.31)
Net realized gains	(2.93)	(2.12)	(.60)	—	—	—
Total distributions	(3.05)	(2.29)	(.83)	(.21)	(.24)	(.31)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 20.39	$ 23.37	$ 23.81	$ 23.52	$ 23.53	$ 16.76
Total Return (%)[c]	(.31)**	7.92[d]	4.81	.88	42.18	(21.87)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	13	16	24	29	33	23
Ratio of expenses before expense reductions (%)	2.01*	2.00	1.92	1.89	1.90	1.87
Ratio of expenses after expense reductions (%)	2.01*	1.98	1.92	1.89	1.90	1.87
Ratio of net investment income (%)	.78*	.80	.85	.95	1.02	1.62
Portfolio turnover rate (%)	6**	11	19	17	13	12
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Institutional Class Years Ended March 31,	2007[a]	2007	2006	2005	2004	2003
Selected Per Share Data
Net asset value, beginning of period	$ 23.59	$ 24.02	$ 23.71	$ 23.73	$ 16.91	$ 22.08
Income (loss) from investment operations: Net investment income[b]	.21	.44	.44	.45	.42	.48
Net realized and unrealized gain (loss)	(.01)	1.67	.95	(.02)	6.87	(5.10)
Total from investment operations	.20	2.11	1.39	.43	7.29	(4.62)
Less distributions from: Net investment income	(.24)	(.42)	(.48)	(.45)	(.47)	(.55)
Net realized gains	(2.93)	(2.12)	(.60)	—	—	—
Total distributions	(3.17)	(2.54)	(1.08)	(.45)	(.47)	(.55)
Redemption fees	.00***	.00***	.00***	.00***	—	—
Net asset value, end of period	$ 20.62	$ 23.59	$ 24.02	$ 23.71	$ 23.73	$ 16.91
Total Return (%)	.27**	9.00[c]	5.95	1.82	43.64	(21.07)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	44	86	89	125	91
Ratio of expenses before expense reductions (%)	.90*	.95	.92	.90	.90	.86
Ratio of expenses after expense reductions (%)	.90*	.94	.92	.90	.90	.86
Ratio of net investment income (%)	1.89*	1.84	1.85	1.94	2.02	2.63
Portfolio turnover rate (%)	6**	11	19	17	13	12
[a] For the six months ended September 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Value Builder Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, diversified management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher on-going expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of September 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Repurchase Agreements. The Fund may enter into repurchase agreements with certain banks and broker/dealers whereby the Fund, through its custodian or sub-custodian bank, receives delivery of the underlying securities, the amount of which at the time of purchase and each subsequent business day is required to be maintained at such a level that the value is equal to at least the principal amount of the repurchase price plus accrued interest. The custodian bank holds the collateral in a separate account until the agreement matures. If the value of the securities falls below the principal amount of the repurchase agreement plus accrued interest, the financial institution deposits additional collateral by the following business day. If the financial institution either fails to deposit the required additional collateral or fails to repurchase the securities as agreed, the Fund has the right to sell the securities and recover any resulting loss from the financial institution. If the financial institution enters into bankruptcy, the Fund's claims on the collateral may be subject to legal proceedings.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns. Management has evaluated the application of FIN 48 and has determined there is no impact on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on the Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Real Estate Investment Trusts. The Fund periodically recharacterizes distributions received from a Real Estate Investment Trust ("REIT") investment based on information provided by the REIT into the following categories: ordinary income, long-term and short-term capital gains, and return of capital. If information is not available currently from a REIT, certain recharacterizations will be based on the latest available information. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. The Fund distinguishes between dividends on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for tax and financial reporting purposes.

B. Purchases and Sales of Securities

During the six months ended September 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $19,721,556 and $133,399,292, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's sub-advisor. Pursuant to a written contract, Alex. Brown Investment Management serves as subadvisor and is paid by the Advisor for its services.

Under the Investment Management Agreement with the Advisor, the Fund pays a monthly management fee based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:

First $50 million of the Fund's average daily net assets	.915%
Next $50 million of such net assets	.765%
Next $100 million of such net assets	.715%
Over $200 million of such net assets	.615%

Accordingly, for the six months ended September 30, 2007, the fee pursuant to the Investment Management Agreement was equivalent to an annualized effective rate of 0.70% of the Fund's average daily net assets.

Effective October 1, 2007 through September 31, 2008, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of Class B (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) to the extent necessary to maintain the operating expenses at 2.06%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended September 30, 2007, the Advisor received an Administration Fee of $183,912, of which $25,851 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the six months ended September 30, 2007, the amounts charged to the Fund by DWS-SISC were as follows:

Services to Shareholders	Total Aggregated	Unpaid at September 30, 2007
Class A	$ 164,204	$ 49,437
Class B	10,070	4,432
Class C	8,198	2,277
Institutional Class	1,240	—
	$ 183,712	$ 56,146

Distribution and Service Fees. Under the Fund's Class B and C 12b-1 plans, DWS Scudder Distributors, Inc. ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with Fund's Underwriting and Distribution Services agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales on Class B and C shares. For the six months ended September 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at September 30, 2007
Class B	$ 31,841	$ 4,403
Class C	56,371	8,627
	$ 88,212	$ 13,030

In addition, DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended September 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at September 30, 2007	Annualized Effective Rate
Class A	$ 358,088	$ 45,443.24%
Class B	10,462	1,445.25%
Class C	18,510	2,736.25%
	$ 387,060	$ 49,624

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended September 30, 2007 aggregated $3,722.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended September 30, 2007, the CDSC for Class B and C shares aggregated $12,850 and $78, respectively. A deferred sales charge of up to 1% is assessed on certain redemption of Class A shares. For the six months ended September 30, 2007, DWS-SDI received $2,391 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended September 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $19,728, of which $9,126 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Fee Reductions

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the six months ended September 30, 2007, the custodian fees were reduced by $3 for custody credits earned.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank, N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 10 percent of its net assets under the agreement.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended September 30, 2007		Year Ended March 31, 2007
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	485,608	$ 10,741,521	1,335,633	$ 31,410,194
Class B	7,787	175,239	14,585	344,205
Class C	9,541	217,337	22,106	521,312
Institutional	10,813	238,804	765,721	18,477,493
		$ 11,372,901		$ 50,753,204
Shares issued to shareholders in reinvestment of distributions
Class A	1,691,975	$ 36,303,441	1,430,805	$ 33,136,721
Class B	45,772	982,809	40,551	939,027
Class C	83,436	1,793,643	65,849	1,526,167
Institutional	239,726	5,206,058	196,578	4,601,784
		$ 44,285,951		$ 40,203,699
Shares redeemed
Class A	(4,171,120)	$ (92,332,332)	(5,714,115)	$ (135,812,962)
Class B	(178,889)	(3,941,390)	(297,805)	(7,030,246)
Class C	(160,378)	(3,667,852)	(387,552)	(9,175,125)
Institutional	(252,265)	(5,584,720)	(2,649,917)	(64,964,480)
		$ (105,526,294)		$ (216,982,813)
Redemption fees		$ 223		$ 95
Net increase (decrease)
Class A	(1,993,537)	$ (45,287,309)	(2,947,677)	$ (71,265,964)
Class B	(125,330)	(2,783,342)	(242,669)	(5,747,012)
Class C	(67,401)	(1,656,725)	(299,597)	(7,127,636)
Institutional	(1,726)	(139,843)	(1,687,618)	(41,885,203)
		$ (49,867,219)		$ (126,025,815)

Investment Management Agreement Approval

The Fund's Directors approved the continuation of the Fund's current investment management agreement with DIMA and sub-advisory agreement between DIMA and Alex. Brown Investment Management Services ("ABIM") in September 2007.

In terms of the process that the Directors followed prior to approving the agreement, shareholders should know that:

At the present time, all but one of your Fund's Directors are independent of DIMA and its affiliates.

The Directors meet frequently to discuss fund matters. Each year, the Directors dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Directors also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2007 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Directors were also advised by two consultants, including the Fund's independent fee consultant, in the course of their 2007 review of the Fund's contractual arrangements. In particular, the Trustees considered the report prepared by the independent fee consultant in connection with their deliberations.

The sub-advisory fee paid to ABIM is paid by DIMA out of its fee and not directly by the Fund.

The Directors believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DIMA is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Directors believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Directors consider these and many other factors, including the quality and integrity of DIMA's and ABIM's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's current investment management agreement and sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DIMA by similar funds and institutional accounts advised by DIMA (if any). With respect to management fees paid to other investment advisors by similar funds, the Directors noted that the fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2006). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DIMA, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DIMA of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2006, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DIMA helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DIMA, both absolute and relative to various benchmarks and industry peer groups. The Board noted that for the one-, three- and five-year periods ended December 31, 2006, the Fund's performance (Class A shares) was in the 3rd quartile, 4th quartile and 3rd quartile, respectively, of the applicable Lipper universe. The Board observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended December 31, 2006. The Board also noted the disappointing investment performance of the Fund in recent years and continued to discuss with senior management of DIMA the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DIMA has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DIMA and ABIM. The Board considered extensive information regarding DIMA, including DIMA's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the current investment management agreement and sub-advisory agreement, including the scope of services provided under the agreement. In this regard, the Board concluded that the quality and range of services provided by DIMA and ABIM have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DIMA and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DIMA during 2006 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DIMA the cost allocation methodology used to determine DIMA's profitability. In analyzing DIMA's costs and profits, the Board also reviewed the fees paid to and services provided by DIMA and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DIMA and its affiliates as a result of DIMA's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DIMA's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DIMA and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DIMA and its affiliates' overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DIMA and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DIMA and ABIM regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DIMA or ABIM, subject to compliance with applicable SEC rules. The Board also considered that, subject to ongoing review by the Board, a limited portion of the Fund's brokerage may be allocated to brokers who acquire (and provide to DIMA and its affiliates) research services from third parties that are generally useful to DIMA and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DIMA's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DIMA's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions arising from allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DIMA to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DIMA's chief compliance officer; (ii) the large number of compliance personnel who report to DIMA's chief compliance officer; and (iii) the substantial commitment of resources by DIMA and its affiliates to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's current investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the current agreements.

Summary of Management Fee Evaluation by Independent Fee Consultant

October 26, 2007

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Scudder Funds. My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2007, including my qualifications, the evaluation process for each of the DWS Scudder Funds, consideration of certain complex-level factors, and my conclusions.

Qualifications

For more than 30 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past several years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University; and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds, serve on the board of directors of a private market research company, and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Scudder Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 136 Fund portfolios in the DWS Scudder Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper, Strategic Insight, and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Scudder Fund. These similar products included the other DWS Scudder Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Scudder Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Scudder funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Scudder Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Scudder Funds are reasonable.

Thomas H. Mack

Account Management Resources

For More Information	The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B and C also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Scudder representative by calling the appropriate number below:

For shareholders of Classes A, B, C and Institutional Class:

(800) 621-1048

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	FLVBX	FVBBX	FVBCX	FLIVX
CUSIP Number	23339J 102	23339J 201	23339J 300	23339J 409
Fund Number	415	615	715	535

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our Web sites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third-party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed in the first paragraph of this Privacy Statement.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2007

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Value Builder Fund, a series of DWS Value Builder Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	December 4, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	December 4, 2007